CODE OF ETHICS

                                       OF

                             BRAZOS INSURANCE FUNDS

PREAMBLE

                  This Code of Ethics is being adopted in compliance with the requirements of Rule 17j-1 (the "Rule") adopted by the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") to effectuate the purposes and objectives of that Rule. The Rule makes it unlawful for certain persons, including any officer or trustee of Brazos Insurance Funds (the "Fund") in connection with the purchase or sale by such person of a security held or to be acquired by the Fund:1

                  (1) To employ a device, scheme or artifice to defraud the Fund;

                  (2) To make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances in which they are made, not misleading;

                  (3) To engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Fund; or

                  (4) To engage in a manipulative practice with respect to the
                      Fund.

The Rule also requires that the Fund and its investment adviser, John McStay Investment Counsel (the "Adviser"), adopt a written code of ethics containing provisions reasonably necessary to prevent persons from engaging in acts in violation of the above standard and use reasonable diligence and institute procedures reasonably necessary, to prevent violations of the Code.

                  This Code of Ethics is adopted by the Board of Trustees of the Fund in compliance with the Rule. This Code of Ethics is based upon the principle that the trustees and officers of the Fund, and certain affiliated persons of the Fund and its investment adviser, owe a fiduciary duty to, among others, the shareholders of the Fund to conduct their affairs, including their personal securities transactions, in such manner to avoid (i) serving their own personal interests ahead of shareholders; (ii) taking inappropriate advantage of their position with the Fund; and (iii) any actual or potential conflicts of interest or any abuse of their position of trust and responsibility. This fiduciary duty includes the duty of the investment advisers to

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1 A security is deemed to be "held or to be acquired" if within the most recent fifteen (15) days it (i) is or has been held by the Fund, or (ii) is being or has been considered by the Fund or its investment adviser for purchase by the Fund.
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the portfolios of the Fund to report violations of this Code of Ethics to the
Fund's Compliance Officer.

     A.           DEFINITIONS

                  (1) "ACCESS PERSON" means any trustee, officer, general partner or advisory person of the Fund.

                  (2) "ADVISORY PERSON" means (a) any employee of the Fund who, in connection with his regular functions or duties, normally makes, participates in, or obtains cur-rent information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (b) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security by the Fund.

                  (3) "AFFILIATED COMPANY" means a company which is an affiliated person.

                  (4) "AFFILIATED PERSON" of another person means (a) any person directly or indirectly owning, controlling, or holding with power to vote, 5 per centum or more of the outstanding voting securities or such other person; (b) any person 5 per centum or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (c) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (d) any officer, director, partner, copartner, or employee of such other person; (e) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (f) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

                  (5) A security is "BEING CONSIDERED FOR PURCHASE OR SALE" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made and communicated, which includes when the Fund has a pending "buy" or "sell" order with respect to a security, and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation. "PURCHASE OR SALE OF A SECURITY" includes the writing of an option to purchase or sell a security.

                  (6) "BENEFICIAL OWNERSHIP" shall be as defined in, and interpreted in the same manner as it would be in determining whether a person is subject to the provisions of, Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder which, generally speaking, encompasses those situations where the beneficial owner has the right to enjoy some economic benefit from the ownership of the security. A person is normally regarded as the beneficial owner of securities held in the name of his or her spouse or minor children living in his or her household.

                  (7) "CONTROL" means the power to exercise a controlling influence over the management or policies of a company, unless such power is

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

solely the result of an official position with such company. Any person who owns beneficially, either directly or through one or more controlled companies, more than 25 per centum of the voting securities of a company shall be presumed to control such company. Any person who does not so own more than 25 per centum of the voting securities of any company shall be presumed not to control such company. A natural person shall be presumed not to be a controlled person.

                  (8) "DISINTERESTED DIRECTOR" means a director who is not: an affiliated person (as defined above) of the Fund; a member of the immediate family of any natural person who is an affiliated person of the Fund; an interested person (as defined below) of the Fund, any investment adviser of the Fund or any principal underwriter for the Fund.

                  (9) "INTERESTED PERSON" of another person means--

                      (a) when used with respect to an investment company--

                          (i) any affiliated person of such company,

                          (ii) any member of the immediate family of any natural
person who is an affiliated person of such company,

                          (iii) any interested person of any investment adviser
of or principal underwriter for such company,

                          (iv) any person or partner or employee of any person
who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,

                          (v) any broker or dealer registered under the
Securities Exchange Act of 1934 or any affiliated person of such a broker or dealer, and

                          (vi) any natural person whom the Commission by order
shall have determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:

         PROVIDED, That no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso.

                  (10) "INVESTMENT PERSONNEL" means (a) any portfolio manager of the Fund as defined in (12) below; and (b) securities analysts, traders and other personnel who provide information and advice to the portfolio manager or who help execute the portfolio manager's decisions.

                  (11) "PERSON" means a natural person or a company.

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


                  (12) "PORTFOLIO MANAGER" means an employee of the investment adviser or sub-investment adviser of the Fund entrusted with the direct responsibility and authority to make investment decisions affecting an investment company.

                  (13) "SECURITY" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                  "SECURITY" shall not include securities issued by the government of the United States or by federal agencies and which are direct obligations of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of unaffiliated registered open-end investment companies (mutual funds).

     B.           PROHIBITED TRANSACTIONS

                  (1) ACCESS PERSONS

                      (a) NO ACCESS PERSON shall engage in any act, practice or course of conduct, which would violate the provisions of Rule 17j-1 set forth above.

                      (b) NO ACCESS PERSON shall:

                          (i) purchase or sell, directly or indirectly, any security in which he has or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her ACTUAL KNOWLEDGE at the time of such purchase or sale:

                         (ii) is being considered for purchase or sale by the Fund, or

                        (iii) is being purchased or sold by any portfolio of the Fund; or

                         (iv) disclose to other persons the securities activities engaged in or contemplated for the various portfolios of the Fund.

                  (2) INVESTMENT PERSONNEL

                      NO INVESTMENT PERSONNEL SHALL:

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                      (a) accept any gift or other thing of more than de minimis value from any person or entity that does business with or on behalf of the Fund; for the purpose of this Code, de minimis shall be considered to be the annual receipt of gifts from the same source valued at $250 or less per individual recipient, when the gifts are in relation to the conduct of the Fund's business;

                      (b) acquire securities, other than fixed income
                          securities, in an initial public offering, in order to preclude any possibility of such person profiting from their positions with the Fund;

                      (c) purchase any securities in a private placement,
                          without prior approval of the Compliance Officer of the Adviser or other officer designated by the Board of Trustees. Any person authorized to purchase securities in a private placement shall disclose that investment when they play a part in any Fund's subsequent consideration of an investment in the issuer. In such circumstances, the Fund's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer;

                      (d) profit in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty
                          (60) calendar days. Trades made in violation of this prohibition should be unwound, if possible. Otherwise, any profits realized on such short-term trades shall be subject to disgorgement to the appropriate portfolio of the investment company.

EXCEPTIONS:               The Compliance Officer of the Adviser may allow
                          exceptions to this policy on a case-by-case basis when the abusive practices that the policy is designed to prevent, such as frontrunning or conflicts of interest, are not present and the equity of the situation strongly supports an exemption. An example is the involuntary sale of securities due to unforeseen corporate activity such as a merger.
                          [Seess.C below]. The ban on short-term trading profits is specifically designed to deter potential conflicts of interest and frontrunning transactions, which typically involve a quick trading pattern to capitalize on a short-lived market impact of a trade by one of the Fund's portfolios. The Adviser shall consider the policy reasons for the ban on short-term trades, as stated herein, in determining when an exception to the prohibition is permissible. The granting of an exception to this prohibition shall be permissible if the securities involved in the transaction are not (i) being considered for purchase or sale by the portfolio of the Fund that serves as the basis of the individual's "investment personnel" status or (ii) being purchased or sold by the portfolio of the Fund that serves as the basis of the individual's "investment personnel" status and, are not economically related to such securities;
                          exceptions granted under this provision are conditioned upon receipt by a duly authorized officer of the Adviser of a report (Exhibit D) of the transaction and certification by the respective investment personnel that the transaction is in compliance with this Code of Ethics (see Exhibit D).

                      (e) serve on the board of directors of any publicly traded company without prior authorization of the President or other duly authorized officer of the Fund. Any such authorization shall be based upon a determination that the board service would be consistent with the interests of the Fund and its shareholders. Authorization of board service shall be subject to the implementation by the Adviser of "Chinese Wall" or other procedures to isolate such investment personnel from the investment personnel making decisions about trading in that company's securities.

                  (3) PORTFOLIO MANAGERS

                      (a) NO PORTFOLIO MANAGER SHALL:

                          (i) buy or sell a security within seven (7) calendar days before and within seven (7) calendar days after any portfolio of the Fund that he or she manages trades in that security. Any trades made within the proscribed period shall be unwound, if possible. Otherwise, any profits realized on trades within the proscribed period shall be disgorged to the appropriate portfolio of the Fund.

C.                EXEMPTED TRANSACTIONS

                  The prohibitions of Sections B(l)(b), B(2)(d) and B(3)(a) shall not apply to:

                  (1) purchases or sales effected in any account over which the access person has no direct or indirect influence or control;

                  (2) purchases or sales which are non-volitional on the part of either the access person or the Fund;

                  (3) purchases which are part of an automatic dividend reinvestment plan;

                  (4) purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired;

                  (5) purchases or sales of securities which are not eligible for purchase by the Fund and which are not related economically to securities purchased, sold or held by the Fund;

                  (6) transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Fund and which are otherwise in accordance with Rule 17j-1; For example, such transactions would normally include purchases or sales of:

                          (a) securities contained in the Standard and Poor's 100 Composite Stock Index;

                          (b) up to $25,000 principal amount of a fixed income security or 100 shares of an equity security within any three-consecutive month period (all trades within a three-consecutive month period shall be integrated to determine the availability of this exemption);

                          (c) up to 1,000 shares of a security which is being considered for purchase or sale by a Fund (but not then being purchased or sold) if the issuer has a market capitalization of over $1 billion and if the proposed acquisition or disposition by the Fund is less than one percent of the class outstanding as shown by the most recent report or statement published by the issuer, or less than one percent of the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association, during the four calendar weeks prior to the individual's personal securities transaction; or

                          (d) any amount of securities if the proposed acquisition or disposition by the Fund is in the amount of 1,000 or less shares and the security is listed on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

                  D. COMPLIANCE PROCEDURES

                     (1) PRE-CLEARANCE

                     All access persons shall receive prior written approval (Exhibit E) from the Compliance Officer of the Adviser or other officer designated by the Board of Trustees before purchasing or selling securities.

                     Procedures implemented herein to pre-clear the securities transactions of access persons shall not apply to a trustee of the Fund who is not an "interested person" of the Fund as defined in this Code, except where such trustee knew or, in the ordinary course of fulfilling his official duties as a trustee of the Fund, should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund.

                     Purchases or sales by access persons who are employees of the Adviser are not subject to the pre-clearance procedures set forth herein, provided that such persons are required to pre-clear proposed transactions in securities pursuant to a Code of Ethics.

                     Purchases or sales by access persons who are employees of the administrator for the Fund, Firstar Mutual Fund Services, LLC, are not subject to the pre-clearance procedures set forth herein, provided that such persons are required to pre-clear proposed transactions in securities pursuant to a Code of Ethics.

                     Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any portfolio of the Fund that serves as the basis of the individual's "access person" status shall be entitled to clearance automatically from the Compliance Officer of the Fund. This provision shall not relieve any access person from compliance with pre-clearance procedures.

                     (2) DISCLOSURE OF PERSONAL HOLDINGS

                     All investment personnel shall disclose to the Compliance Officer of the Adviser all personal securities holdings upon the later of commencement of employment or adoption of this Code of Ethics and thereafter on an annual basis as of December 31. This initial report shall be made on the form attached as Exhibit A and shall be delivered to the Compliance Officer of the Adviser and, upon request, to the Compliance Officer of the Fund.

                     (3) CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS

                         (a)   Every access person shall certify annually that:

                                (i) they have read and understand the Code of Ethics and recognize that they are subject thereto;

                                (ii) they have complied with the requirements of the Code of Ethics; and

                                (iii) they have reported all personal securities
                                      transactions required to be reported
                                      pursuant to the requirements of the Code of Ethics.

                  The annual report shall be made on the form attached as Exhibit B and delivered to the Compliance Officers of the Fund and the Adviser.

                  (4)    REPORTING REQUIREMENTS

                         (a) Every access person shall report to the Compliance Officer of the Fund and the Adviser the information described in, Subparagraph
                                (4)(b) of this Section with respect to
                                transactions in any security in which
                           such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an access person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                      (b) Reports required to be made under this Paragraph (4) shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected. Every access person shall be required to submit a report for all periods, including those periods in which no securities transactions were effected. A report shall be made on the form attached hereto as Exhibit C or on any other form containing the following information:

                           (i) the date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (ii) the nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

                           (iii) the price at which the transaction was effected; and

                           (iv) the name of the broker, dealer or bank with or through whom the transaction was effected.


                           Duplicate copies of the broker confirmation of all personal transactions and copies of periodic statements for all securities accounts may be appended to Exhibit C to fulfill the reporting requirement.

                      (c) Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                      (d) The Compliance Officer of the Fund shall notify each access person that he or she is subject to these reporting requirements, and shall deliver a copy of this Code of Ethics to each such person upon request.

                      (e) Reports submitted to the Fund pursuant to this Code of Ethics shall be confidential and shall be provided only to the officers and trustees of the Fund, Fund counsel or regulatory authorities upon appropriate request.

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


                      (f) Each trustee who is not an "interested person" of the Fund as defined in the Act need only report a transaction in a security if such trustee, at the time of that transaction knew, or, in the ordinary course of fulfilling his official duties as a trustee, should have known that, during the 15-day period immediately preceding or after the date of the transaction by the trustee, such security was purchased or sold by the Fund or was being considered for purchase by the Fund or by its investment adviser or sub-investment adviser. Such reports will include the information described in Sub-paragraph (4)(b) of this Section.

                  (5) CONFLICT OF INTEREST

                  Every access person, except officers and trustees of the Fund, shall notify the Compliance Officer of the Adviser of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any portfolio of the Fund. Officers and trustees of the Fund shall notify the Compliance Officer of the Fund of any personal conflict of interest relationship which may involve the Fund. Such notification shall occur in the preclearance process.

         E.       REPORTING OF VIOLATIONS TO THE BOARD OF TRUSTEES

                  (1) The Compliance Officer of the Fund shall promptly report to the Board of Trustees all apparent violations of this Code of Ethics and the reporting requirements thereunder.

                  (2) When the Compliance Officer of the Fund finds that a transaction otherwise reportable to the Board of Trustees under Paragraph (1) of this Section could not reasonably be found to have resulted in a fraud, deceit or manipulative practice in violation of Rule 17j-l(a), he may, in his discretion, lodge a written memorandum of such finding and the reasons therefor with the reports made pursuant to this Code of Ethics, in lieu of reporting the transaction to the Board of Trustees.

                  (3) The Board of Trustees, or a Committee of Trustees created by the Board of Trustees for that purpose, shall consider reports made to the Board of Trustees hereunder and shall determine whether or not this Code of Ethics has been violated and what sanctions, if any, should be imposed.

         F.      ANNUAL REPORTING TO THE BOARD OF TRUSTEES

                 (1) The Compliance Officer of the Fund shall prepare an annual report relating to this Code of Ethics to the Board of Trustees. Such annual report shall:

                      (a) summarize existing procedures concerning personal investing and any changes in the procedures made during the past year;

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


                      (b) identify any violations requiring significant remedial action during the past year; and

                      (c) identify any recommended changes in the existing restrictions or procedures based upon the Fund's experience under its Code of Ethics, evolving industry practices or developments in applicable laws or regulations.

         G.      SANCTIONS

                 Upon discovering a violation of this Code, the Board of Trustees may impose such sanctions as they deem appropriate, including, among other things, a letter of censure or suspension or termination of the employment of the violator.

         H.      RETENTION OF RECORDS

                 The Fund shall maintain the following records as required under Rule 17j-1; reports received by the Adviser on behalf of the Fund shall be maintained as required under Rule 17j-1:

                      (a) a copy of any Code of Ethics in effect within the most recent five years;

                      (b) a list of all persons required to make reports hereunder within the most recent five years, as shall be updated by the Compliance Officer of the Fund;

                      (c) a copy of each report made by an access person hereunder for a period of five years from the end of the fiscal year in which it was made;

                      (d) each memorandum made by the Compliance Officer of the Fund hereunder, for a period of five years from the end of the fiscal year in which it was made; and

                      (e) a record of any violation hereof and any action taken as a result of such violation, for a period of five years following the end of the fiscal year in which the violation occurred.



Dated:  January 21, 2000

                                                                      Exhibit A

                             BRAZOS INSURANCE FUNDS

                                 CODE OF ETHICS

                     INITIAL REPORT OF INVESTMENT PERSONNEL


To the Compliance Officer of John McStay Investment Counsel on behalf of Brazos Insurance Funds:

         1. I hereby acknowledge receipt of a copy of the Code of Ethics for Brazos Insurance Funds (the "Fund").

         2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Investment Personnel."

         3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its portfolios.

         4. As of the date below I had a direct or indirect beneficial ownership in the following securities:


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                                                             Type of Interest
       NAME OF SECURITIES        NUMBER OF SHARES          (DIRECT OR INDIRECT)
       ------------------        ----------------          --------------------

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NOTE: Do NOT report transactions in U.S. Government securities, bankers'
acceptances, bank certificates of deposit, commercial paper and unaffiliated registered open-end investment companies (mutual funds).

Date:                                   Signature:
     ----------------------
    (First date of investment
         personnel status)                       Print Name:
                                                           ---------------------
                                                 Title:
                                                       -------------------------
                                                 Employer's Name:
                                                                ----------------
Date:                              Signature:
     ----------------------                 ------------------------------------
                                                 Compliance Officer

PHTRANS\302337\1

                                                                       Exhibit B

                             BRAZOS INSURANCE FUNDS
                                  (THE "FUND")

                                 CODE OF ETHICS

                      ANNUAL REPORT OF INVESTMENT PERSONNEL

To the Compliance Officer of John McStay Investment Counsel and the Fund:

         1. I have read and understand the Code and recognize that I am subject thereto in the capacity of an "Access Person."

         2. I hereby certify that, during the year ended December 31, 20__, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

         3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its portfolios.

         4. Only access persons who are also investment personnel complete this item. As of December 31, 20__, 1 had a direct or indirect beneficial ownership in the following securities:


 -------------------------------------------------------------------------------
                                                             Type of Interest
       NAME OF SECURITIES        NUMBER OF SHARES          (DIRECT OR INDIRECT)
       ------------------        ----------------          --------------------

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 -------------------------------------------------------------------------------

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 -------------------------------------------------------------------------------

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 -------------------------------------------------------------------------------

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 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

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NOTE: Do NOT report transactions in U.S. Government securities, bankers'
acceptances, bank certificates of deposit, commercial paper and unaffiliated registered open-end investment companies (mutual funds).

         Trustees who are not "interested persons" of the Fund are required to complete this form but are not required to make a report of personal securities holdings except where such trustee knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund, or an adviser.

Date:                                   Signature:
     ----------------------
    (First date of investment
         personnel status)                       Print Name:
                                                           ---------------------
                                                 Title:
                                                       -------------------------
                                                 Employer's Name:
                                                                ----------------
Date:                              Signature:
     ----------------------                 ------------------------------------
                                                 Compliance Officer

                                                                       Exhibit C
                             BRAZOS INSURANCE FUNDS

                                 ACCESS PERSONS

         Securities Transactions Report For the Calendar Quarter Ended:

To the Compliance Officer of Brazos Insurance Funds ("the Fund") (with a copy to the Compliance Officer of John McStay Investment Counsel):

                  During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by the Fund.


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  SECURITY          DATE OF        No. of SHARES    DOLLAR AMOUNT OF        NATURE OF           PRICE        BROKER/DEALER OR
                  TRANSACTION                         TRANSACTION          TRANSACTION                       BANK THROUGH WHOM
                                                                         (Purchase, Sale,                        EFFECTED
                                                                              Other)
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---------------------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------------------

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---------------------------------------------------------------------------------------------------------------------------------

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


         This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

         Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund or any of its Series.

         NOTE: Do NOT report transactions in U.S. Government securities, bankers' acceptances, bank certificates of deposit, commercial paper and unaffiliated registered open-end investment companies (mutual funds).

         Trustees who are not interested persons of the Fund are not required to make a report except where such trustee knew or should have known that during the 15-day period immediately preceding or after the date of the transaction in a security by the trustee, such security is or was purchased or sold by the Fund or such purchase or sale by the Fund is or was considered by the Fund or an adviser.

Date:                                  Signature:
     ----------------------                     --------------------------------

                                       Print Name:
                                                 -------------------------------
                                               Title:
                                                    ----------------------------
                                               Employer's Name:
                                                              ------------------
Date:                             Signature:
     ----------------------                -------------------------------------
                                                     Compliance Officer

                                                                       Exhibit D
                             BRAZOS INSURANCE FUNDS

                              INVESTMENT PERSONNEL

          Securities Transactions Report Relating to Short-Term Trading
                      (see Section B(2)(d), Code of Ethics)

           For the Sixty-Day Period from ______________ to __________:

To the Compliance Officer of John McStay Investment Counsel on behalf of Brazos Insurance Funds ("the Fund"):

         During the 60 calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership.



---------------------------------------------------------------------------------------------------------------------------------
  SECURITY          DATE OF        No. of SHARES    DOLLAR AMOUNT OF        NATURE OF           PRICE        BROKER/DEALER OR
                  TRANSACTION                         TRANSACTION          TRANSACTION       (OR PROPOSED    BANK THROUGH WHOM
                  (OR PROPOSED                                           (Purchase, Sale,       PRICE)           EFFECTED
                  TRANSACTION)                                                Other)
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


         This report (i) excludes transactions with respect to which I have or had no direct or indirect influence or control, (ii) excludes other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

         WITH RESPECT TO THE (1) PORTFOLIO OF THE FUND THAT SERVES AS THE BASIS FOR MY "INVESTMENT PERSONNEL" STATUS WITH THE FUND (THE "PORTFOLIO"); AND (2) TRANSACTIONS IN THE SECURITIES SET FORTH IN THE TABLE ABOVE, I HEREBY CERTIFY
THAT:

         (a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Portfolio, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by the Portfolio;

         (b) such securities, including securities that are economically related to such securities, involved in the transaction are not (i) being considered for purchase or sale by the Portfolio, or (ii) being purchased or sold by the Portfolio; and

         (c)      are in compliance with the Code of Ethics of the Fund.


Date:                                    Signature:
     ----------------------                       ------------------------------

                                         Print Name:
                                                   -----------------------------
                                         Title:
                                              ----------------------------------
                                         Employer's Name:
                                                        ------------------------


--------------------------------------------------------------------------------

         In accordance with the provisions of Section B(2)(d) of the Code of Ethics of the Fund, the transaction proposed to be effected as set forth in this Report is:

Authorized:       [  ]

Unauthorized:     [  ]


Date:                                    Signature:
     ----------------------                       ------------------------------
                                                         Compliance Officer

--------------------------------------------------------------------------------

                                                                       Exhibit E
                             BRAZOS INSURANCE FUNDS

                                 ACCESS PERSONS

               Personal Securities Transactions Pre-clearance Form
                       (see Section D(l), Code of Ethics)

To the Compliance Officer of John McStay Investment Counsel:

I hereby request pre-clearance of the following proposed transactions:



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  SECURITY          NO. OF         DOLLAR AMOUNT OF        PRICE (OR          BROKER/DEALER         PRICE          AUTHORIZED
                    SHARES           TRANSACTION           PROPOSED              OR BANK
                                                            PRICE)            THROUGH WHOM
                                                                                EFFECTED                           YES     NO
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

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




Signature:                                                      ----------------
Print Name:                                                     Date
           -------------------------------------------
Employer:
          --------------------------------------------
Signature:
          --------------------------------------------          ----------------
                  Compliance Officer of                         Date
                  John McStay Investment Counsel